UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2008
W. P. CAREY & CO. LLC
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or other jurisdiction of incorporation)

001-13779	13-3912578
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 EARNINGS RELEASE

ITEM 2.02	Results of Operations and Financial Condition.
On May 8, 2008, the registrant issued an earnings release announcing its financial results for the quarter ended March 31, 2008. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Earnings release of the registrant for the quarter ended March 31, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC
Date: May 8, 2008	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Managing Director and acting Chief Financial Officer